SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2009

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01                           Regulation FD Disclosure

On March 31, 2009 we issued a news release reporting that the policyholders of the Podiatry Insurance Company of America (PICA) have overwhelmingly approved the sponsored-demutualization that will bring PICA into ProAssurance as a standalone subsidiary. We expect to close the transaction early in the second quarter.

Item 9.01                           Financial Statements and Exhibits

99.1
News Release reporting that the policyholders of the Podiatry Insurance Company of America (PICA) have overwhelmingly approved the sponsored-demutualization that will bring PICA into ProAssurance as a standalone subsidiary.

The information we are furnishing under Items 7.01 and 9.01 of this Current Report on Form 8K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2009

PROASSURANCE CORPORATION

                                        By:  /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President